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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   September 6, 1996
                                                 -------------------------



                             YELLOW CORPORATION
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           (Exact name of registrant as specified in its charter)




      Delaware                       0-12255                 48-0948788
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)




 10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas          66207
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      (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
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                                 No Changes.
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       (Former name or former address, if changed since last report.)







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Item 5.  Other Events

     On September 6, 1996, Yellow Corporation (the company) reported that William D. Zollars will become the new President of its largest subsidiary, Yellow Freight System.

     Zollars, who will begin his duties on September 16, was previously Senior Vice President of Ryder Integrated Logistics, a $1.2 billion division of Ryder System, Inc., Miami, Florida. Zollars was recruited to Ryder Logistics from Eastman Kodak. Reporting to the President at Ryder, he was responsible for all functions of the national customers division. Eleven Vice Presidents and various General Managers reported to Zollars. Under his direction the large customer accounts grew by 110%.

     Prior to joining Ryder in 1994, Zollars was employed at Eastman Kodak for nearly twenty-five years. He began his business career with Kodak as a sales forecaster in the Consumer Products Division. After several promotions, in 1979 he was named Director of Corporate Pricing. In 1984, he moved to Toronto as Assistant to the President of Kodak Canada handling special projects that included logistics and labor negotiations.

     In 1985 he moved to London, England as Vice President and Director of Logistics for Kodak Europe where his group was responsible for the full supply chain. There he consolidated the distribution centers and streamlined the transportation program. Zollars returned to the United States in 1990 and worked as Assistant to the Group Vice President responsible for the $8 billion commercial business and subsequently became Vice President and General Manager of the midwest region.

     He is a graduate of the University of Minnesota holding a B.A. in Economics. Zollars said he sees Yellow as a unique opportunity to join a new management team in returning the company to financial health.

     In making the announcement, A. Maurice Myers, Chairman, CEO and President of the company said, "We are extremely pleased to have an executive of Bill's caliber join the Yellow team. His extensive background in all phases of distribution management will serve the company well as customers increasingly look to Yellow for a broader range of distribution solutions."


                                  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       YELLOW CORPORATION
                                              --------------------------------
                                                         (Registrant)

Date:   September 16, 1996                          /s/ H. A. Trucksess, III
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                                                        H. A. Trucksess, III
                                               Senior Vice President - Finance/
                                               Chief Financial Officer and
                                               Treasurer